UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2009

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 10, 2009, Discover Financial Services (the “Company”) priced its offering of $400,000,000 aggregate principal amount of 10.250% senior notes due 2019 (the “Notes”), under the Company’s Registration Statement on Form S-3 (Registration No. 333-160447). The sale of the Notes closed on July 15, 2009. The Notes were issued pursuant to a Senior Indenture, dated as of June 12, 2007, between the Company and U.S. Bank National Association, as trustee. The form of Note is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of 10.250% Senior Note due 2019

5.1	Opinion of Sidley Austin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: July 15, 2009	By:	/s/ D. Christopher Greene
	Name:	D. Christopher Greene
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of 10.250% Senior Note due 2019

5.1	Opinion of Sidley Austin LLP